Business, Liquidity and Summary of Significant Accounting Policies	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Business, Liquidity and Summary of Significant Accounting Policies

Note 1 — Business, Liquidity and Summary of Significant Accounting Policies

Business

We are a biotechnology company focused on the discovery, development and commercialization of nucleic acid-based therapies to treat orphan diseases. Our pipeline includes CEQ508, a product in clinical development for the treatment of Familial Adenomatous Polyposis (“FAP”), for which we have received Orphan Drug Designation (“ODD”) from the U.S. Food and Drug Administration (“FDA”), and preclinical programs for the treatment of type 1 myotonic dystrophy (“DM1”) and Duchenne muscular dystrophy (“DMD”).

Since 2010, we have strategically acquired/in-licensed and further developed nucleic acid chemistry and delivery-related technologies in order to establish a novel and differentiated drug discovery platform. This platform allows us to distinguish ourselves from others in the nucleic acid therapeutics area in that we are the only company capable of creating a wide variety of therapeutics targeting coding and non-coding RNA via multiple mechanisms of action such as RNA interference (“RNAi”), messenger RNA translational inhibition, exon skipping, microRNA (“miRNA”) replacement, miRNA inhibition, and steric blocking in order to modulate gene expression either up or down depending on the specific mechanism of action. Our goal is to dramatically improve the lives of the patients and families affected by orphan diseases through either our own efforts or those of our collaborators and licensees.

Liquidity

The accompanying condensed consolidated financial statements have been prepared on the basis that we will continue as a going concern, which contemplates realization of assets and the satisfaction of liabilities in the normal course of business. At June 30, 2015, we had an accumulated deficit of approximately $336.5 million, $110.4 million of which has been accumulated since we focused on RNA therapeutics in June 2008. To the extent that sufficient funding is available, we will continue to incur losses as we continue our research and development (“R&D”) activities. In addition, we have had and will continue to have negative cash flows from operations. We have funded our losses primarily through the sale of common and preferred stock and warrants, revenue provided from our license agreements and, to a lesser extent, equipment financing facilities and secured loans. In 2014, we funded operations with a combination of the issuance of preferred stock and license-related revenues. At June 30, 2015, we had negative working capital of $1.27 million and $0.73 million in cash. Our resumed operating activities consume the majority of our cash resources.

We believe that our current cash resources will enable us to fund our intended operations through March 2016. Our ability to execute our operating plan beyond March 2016 depends on our ability to obtain additional funding. The volatility in our stock price, as well as market conditions in general, could make it difficult for us to raise capital on favorable terms, or at all. If we fail to obtain additional capital when required, we may have to modify, delay or abandon some or all of our planned activities, or terminate our operations. We are currently pursuing both non-dilutive means of obtaining additional capital, primarily from existing and potential future licenses and partnerships, and dilutive means of obtaining additional capital, primarily through the offering of our equity and debt securities. However, there can be no assurance that we will be successful in such endeavors. The accompanying condensed consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis of Preparation and Summary of Significant Accounting Policies

Basis of Preparation — The accompanying condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in accordance with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and note disclosures required by U.S. generally accepted accounting principles (“U.S. GAAP”) for complete financial statements. The accompanying unaudited financial information should be read in conjunction with the audited consolidated financial statements, including the notes thereto, as of and for the year ended December 31, 2014, included in our 2014 Annual Report on Form 10-K filed with the SEC. The information furnished in this report reflects all adjustments (consisting of normal recurring adjustments), which are, in the opinion of management, necessary for a fair presentation of our financial position, results of operations and cash flows for each period presented. The results of operations for the three and six months ended June 30, 2015 are not necessarily indicative of the results for the year ending December 31, 2015 or for any future period.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting periods. Estimates having relatively higher significance include revenue recognition, stock-based compensation, valuation of warrants, valuation and estimated lives of identifiable intangible assets, impairment of long-lived assets, valuation of features embedded within note agreements and amendments, and income taxes. Actual results could differ from those estimates.

Fair Value of Financial Instruments —We consider the fair value of cash, accounts receivable, accounts payable and accrued liabilities to not be materially different from their carrying value. These financial instruments have short-term maturities.

We follow authoritative guidance with respect to fair value reporting issued by the Financial Accounting Standards Board (“FASB”) for financial assets and liabilities, which defines fair value, provides guidance for measuring fair value and requires certain disclosures. The guidance does not apply to measurements related to share-based payments. The guidance discusses valuation techniques, such as the market approach (comparable market prices), the income approach (present value of future income or cash flow), and the cost approach (cost to replace the service capacity of an asset or replacement cost). The guidance establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The following is a brief description of those three levels:

Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

Level 3: Unobservable inputs in which little or no market data exists, therefore developed using estimates and assumptions developed by us, which reflect those that a market participant would use.

Our cash is subject to fair value measurement and value is determined by Level 1 inputs. We measure the liability for committed stock issuances with a fixed share number using Level 1 inputs. We measure the liability for price adjustable warrants and certain features embedded in notes using the Black-Scholes option pricing model (“Black-Scholes Model”) under various probability weighted scenarios, using Level 3 inputs. The following tables summarize our liabilities measured at fair value on a recurring basis as of December 31, 2014 and June 30, 2015:

		Level 1		Level 3
	Balance at	Quoted prices in	Level 2	Significant
	December 31,	active markets for	Significant other	unobservable
(In thousands)	2014	identical assets	observable inputs	inputs
Liabilities:
Fair value liability for price adjustable warrants	$9,225	$-	$-	$9,225
Fair value liability for shares to be issued	75	75	-	-
Total liabilities at fair value	$9,300	$75	$-	$9,225

		Level 1		Level 3
		Quoted prices in	Level 2	Significant
	Balance at	active markets for	Significant other	unobservable
(In thousands)	June 30, 2015	identical assets	observable inputs	inputs
Liabilities:
Fair value liability for price adjustable warrants	$5,582	$-	$-	$5,582
Total liabilities at fair value	$5,582	$-	$-	$5,582

The following presents activity of the fair value liability of price adjustable warrants determined by Level 3 inputs for the six-month period ended June 30, 2015:

		Weighted average as of each measurement date
	Fair value
	liability for price				Contractual
	adjustable warrants	Exercise	Stock		life	Risk free
	(in thousands)	Price	Price	Volatility	(in years)	rate

Balance at December 31, 2014	$9,225	$0.42	$0.95	121%	3.51	0.90%
Change in fair value included in Statement of Operations	(3,643)
Balance at June 30, 2015	$5,582	$0.42	$0.59	102%	2.09	0.70%

Net Income (Loss) per Common Share — Basic net income (loss) per common share is computed by dividing the net income (loss) by the weighted average number of common shares outstanding during the period. Diluted net income (loss) per share includes the effect of common stock equivalents (stock options, unvested restricted stock, warrants) when, under either the treasury or if-converted method, such inclusion in the computation would be dilutive. The following number of shares have been excluded from diluted net income (loss) since such inclusion would be anti-dilutive:

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2015	2014	2015
Stock options outstanding	284,505	1,316,106	284,505	1,316,106
Warrants	7,031,058	1,323,291	21,310,695	1,323,291
Convertible preferred stock	-	8,000,000	8,000,000	8,000,000
Total	7,315,563	10,639,397	29,595,200	10,639,397

The following is a reconciliation of basic and diluted net income (loss) per share:

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2015	2014	2015
Net income (loss) – numerator basic	$3,921	$904	$(11,157)	$1,318
Change in fair value liability for price adjustable warrants	-	(1,914)	-	(3,643)
Net loss excluding change in fair value liability for price adjustable warrants	$3,921	$(1,010)	$(11,157)	$(2,325)
Weighted average common shares outstanding – denominator basic	25,633	26,036	23,563	26,036
Assumed conversion of Series C	102	-	-	-
Effect of price adjustable warrants	9,066	4,257	-	4,257
Weighted average dilutive common shares outstanding	34,801	30,293	23,563	30,293
Net income (loss) per common share – basic	$0.15	$0.03	$(0.47)	$0.05
Net income (loss) per common share – diluted	$0.11	$(0.03)	$(0.47)	$(0.08)

Note 1 — Business, Liquidity and Summary of Significant Accounting Policies

Business

We are a biotechnology company focused on the discovery, development and commercialization of nucleic acid-based therapies to treat orphan diseases. Our pipeline includes CEQ508, a product in clinical development for the treatment of Familial Adenomatous Polyposis (“FAP”), for which we have received Orphan Drug Designation (“ODD”) from the U.S. Food and Drug Administration (“FDA”), and preclinical programs for the treatment of type 1 myotonic dystrophy (“DM1”) and Duchenne muscular dystrophy (“DMD”).

Since 2010, we have strategically acquired/in-licensed and further developed nucleic acid chemistry and delivery-related technologies in order to establish a novel and differentiated drug discovery platform. This platform allows us to distinguish ourselves from others in the nucleic acid therapeutics area in that we are the only company capable of creating a wide variety of therapeutics targeting coding and non-coding RNA via multiple mechanisms of action such as RNA interference (“RNAi”), messenger RNA translational inhibition, exon skipping, microRNA (“miRNA”) replacement, miRNA inhibition, and steric blocking in order to modulate gene expression either up or down depending on the specific mechanism of action. Our goal is to dramatically improve the lives of the patients and families affected by orphan diseases through either our own efforts or those of our collaborators and licensees.

Liquidity

The accompanying consolidated financial statements have been prepared on the basis that we will continue as a going concern, which contemplates realization of assets and the satisfaction of liabilities in the normal course of business. At December 31, 2014, we had an accumulated deficit of approximately $337.8 million, $112.1 million of which has been accumulated since the corporation focused on RNA therapeutics in June 2008. To the extent that sufficient funding is available, we will in the future continue to incur losses as we continue our research and development (“R&D”) activities. In addition, we have had and will continue to have negative cash flows from operations. We have funded our losses primarily through the sale of common and preferred stock and warrants, revenue provided from our license agreements with other parties and, to a lesser extent, equipment financing facilities and secured loans. In 2014, we funded operations with a combination of issuances of preferred stock and license-related revenues. At December 31, 2014, we had a working capital surplus of $0.6 million and $1.8 million in cash. Our resumed operating activities consumed the majority of our cash resources during 2014.

In February 2014, certain debt holders exchanged secured promissory notes in the aggregate principal and interest amount of $1.5 million for 2.0 million shares of our common stock. In addition, in March 2014, we sold 1,200 shares of our Series C Convertible Preferred Stock and 6.0 million warrants to purchase one share of common stock for $0.75 per share, resulting in gross proceeds of $6.0 million. We believe that our current cash resources, which include an upfront licensing fee received from MiNA in January 2015, will enable us to fund our intended operations through July 2015. Our ability to execute our operating plan beyond July 2015 depends on our ability to obtain additional funding. The volatility in our stock price, as well as market conditions in general, could make it difficult for us to raise capital on favorable terms, or at all. If we fail to obtain additional capital when required, we may have to modify, delay or abandon some or all of our planned activities, or terminate our operations. These factors, among others, raise substantial doubt about our ability to continue as a going concern. The consolidated financial statements included in this prospectus do not include any adjustments that may result from the outcome of this uncertainty. We are currently pursuing both non-dilutive means of obtaining additional capital, primarily from existing and potential future licenses and partnerships, and dilutive means of obtaining additional capital, primarily through the offering of our equity and debt securities. However, there can be no assurance that we will be successful in such endeavors.

Summary of Significant Accounting Policies

Principles of Consolidation — We consolidate our financial statements with our wholly-owned subsidiaries, Cequent, MDRNA, and Atossa, and eliminate any inter-company balances and transactions.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting periods. Estimates having relatively higher significance include revenue recognition, R&D costs, stock-based compensation, valuation of warrants, valuation and estimated lives of identifiable intangible assets, impairment of long-lived assets, valuation of features embedded within note agreements and amendments, and income taxes. Actual results could differ from those estimates.

Restricted Cash – Amounts pledged as collateral underlying letters of credit for lease deposits are classified as restricted cash. Changes in restricted cash have been presented as investing activities in the Consolidated Statements of Cash Flows.

Fair Value of Financial Instruments — We consider the fair value of cash, restricted cash, accounts receivable, accounts payable and accrued liabilities not to be materially different from their carrying value. These financial instruments have short-term maturities. We follow authoritative guidance with respect to fair value reporting issued by the Financial Accounting Standards Board (“FASB”) for financial assets and liabilities, which defines fair value, provides guidance for measuring fair value and requires certain disclosures. The guidance does not apply to measurements related to share-based payments. The guidance discusses valuation techniques, such as the market approach (comparable market prices), the income approach (present value of future income or cash flow), and the cost approach (cost to replace the service capacity of an asset or replacement cost). The guidance establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The following is a brief description of those three levels:

Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

Level 3: Unobservable inputs in which little or no market data exists, therefore developed using estimates and assumptions developed by us, which reflect those that a market participant would use.

Our cash is subject to fair value measurement and is valued determined by Level 1 inputs. We measure the liability for committed stock issuances with a fixed share number using Level 1 inputs. We measure the liability for price adjustable warrants and certain features embedded in notes, using the Black-Scholes option pricing model (“Black-Scholes”), using Level 3 inputs. The following tables summarize our liabilities measured at fair value on a recurring basis as of December 31, 2013 and 2014:

	Balance at December 31, 2013	Level 1 Quoted prices in active markets for identical assets	Level 2 Significant other observable inputs	Level 3 Significant unobservable inputs
Liabilities:
Fair value liability for price adjustable warrants	$5,226	$-	$-	$5,226
Fair value liability for shares to be issued	1,019	1,019	-	-
Total liabilities at fair value	$6,245	$1,019	$-	$5,226

	Balance at December 31, 2014	Level 1 Quoted prices in active markets for identical assets	Level 2 Significant other observable inputs	Level 3 Significant unobservable inputs
Liabilities:
Fair value liability for price adjustable warrants	$9,225	$-	$-	$9,225
Fair value liability for shares to be issued	75	75	-	-
Total liabilities at fair value	$9,300	$75	$-	$9,225

The following presents the activity in our accrued restructuring liability determined by Level 3 inputs for each of the years ended December 31, 2013 and 2014 (excludes stock to be issued, not carried in this liability account):

	Facility Related Liabilities
(In thousands)	2013	2014
Balance, January 1	$392	$12
Cash payments	(380)	(12)
Balance, December 31	$12	$-

The following presents activity of the fair value liability of price adjustable warrants determined by Level 3 inputs for the years ended December 31, 2013 and 2014:

		Weighted average as of each measurement date
	Fair value liability for price adjustable warrants (in thousands)	Exercise Price	Stock Price	Volatility	Contractual life (in years)	Risk free rate
Balance at December 31, 2012	$4,169	$0.28	$0.46	146%	4.64	0.66%
Fair value of warrants issued in connection to amendments to notes payable	1,208	0.28	0.28	140%	5.50	1.55%
Change in fair value included in consolidated statement of operations	(151)	-	-	-	-	-
Balance at December 31, 2013	5,226	0.28	0.4	124%	4.08	1.30%
Fair value of price-adjustable warrants issued in connection with Series C Convertible Preferred Shares	5,929	0.75	1.50	123%	7.0	0.55%
Exercise of Warrants	(1,917)	0.36	1.14	133%	3.07	0.77%
Change in fair value included in consolidated statement of operations	(13)	-	-	-	-	-
Balance at December 31, 2014	$9,225	$0.42	0.95	121%	3.51	0.90%

Impairment of Long Lived Assets — We review all of our long-lived assets for impairment indicators throughout the year and perform detailed testing whenever impairment indicators are present. In addition, we perform detailed impairment testing for indefinite-lived intangible assets at least annually at December 31. When necessary, we record charges for impairments. Specifically:

•	For finite-lived intangible assets, such as developed technology rights, and for other long-lived assets, such as property and equipment, we compare the undiscounted amount of the projected cash flows associated with the asset, or asset group, to the carrying amount. If the carrying amount is found to be greater, we record an impairment loss for the excess of book value over fair value. In addition, in all cases of an impairment review, we re-evaluate the remaining useful lives of the assets and modify them, as appropriate; and

•	For indefinite-lived intangible assets, such as acquired in-process R&D assets, each year and whenever impairment indicators are present, we determine the fair value of the asset and record an impairment loss for the excess of book value over fair value, if any.

Accrued Restructuring — In both 2011 and 2012, we ceased operating leased facilities in Bothell, Washington and recorded an accrued liability for remaining lease termination costs at fair value, based on the remaining payments due under the lease and other costs. In 2013, final payments were made to the landlord.

Concentration of Credit Risk and Significant Customers — We operate in an industry that is highly regulated, competitive and rapidly changing and involves numerous risks and uncertainties. Significant technological and/or regulatory changes, the emergence of competitive products and other factors could negatively impact our consolidated financial position or results of operations.

We have been dependent on our collaborative and license agreements with a limited number of third parties for a substantial portion of our revenue, and our discovery and development activities may be delayed or reduced if we do not maintain successful collaborative arrangements. We had $2.1 million in licensing revenue in 2013 with 53% from Mirna Therapeutics, Inc. (“Mirna”), 38% from Arcturus, and 9% from Protiva Biotherapeutics, Inc. (“Tekmira”), a wholly-owned subsidiary of Tekmira Pharmaceuticals Corporation. We had $0.5 million in licensing revenue in 2014 from MiNA Therapeutics, Ltd. (“MiNA”).

We maintain our cash in a single bank account. Any amount over the limits insured by the Federal Deposit Insurance Corporation could be at risk in the event of a bank default.

Revenue Recognition — Revenue is recognized when persuasive evidence that an arrangement exists, delivery has occurred, collectability is reasonably assured, and fees are fixed or determinable. Deferred revenue expected to be recognized within the next 12 months is classified as current. Substantially all of our revenues are generated from licensing arrangements that do not involve multiple deliverables and have no ongoing influence, control or R&D obligations. Our license arrangements may include upfront non-refundable payments, development milestone payments, patent-based or product sale royalties, and commercial sales, all of which are treated as separate units of accounting. In addition, we may receive revenues from sub-licensing arrangements. For each separate unit of accounting, we have determined that the delivered item has value to the other party on a stand-alone basis, we have objective and reliable evidence of fair value using available internal evidence for the undelivered item(s) and our arrangements generally do not contain a general right of return relative to the delivered item.

Revenue from licensing arrangements is recorded when earned based on the specific terms of the contracts. Upfront non-refundable payments, where we are not providing any continuing services as in the case of a license to our IP, are recognized when the license becomes available to the other party.

Milestone payments typically represent nonrefundable payments to be received in conjunction with the uncertain achievement of a specific event identified in the contract, such as initiation or completion of specified development activities or specific regulatory actions such as the filing of an Investigational New Drug Application (“IND”). We believe a milestone payment represents the culmination of a distinct earnings process when it is not associated with ongoing research, development or other performance on our part and it is substantive in nature. We recognize such milestone payments as revenue when it becomes due and collection is reasonably assured.

Royalty and earn-out payment revenues are generally recognized upon commercial product sales by the licensee as reported by the licensee.

R&D Costs — All R&D costs are charged to operations as incurred. R&D expenses consist of costs incurred for internal and external R&D and include direct and research-related overhead expenses.

Stock-based Compensation — We use Black-Scholes as our method of valuation for stock-based awards. Stock-based compensation expense is based on the value of the portion of the stock-based award that will vest during the period, adjusted for expected forfeitures. The estimation of stock-based awards that will ultimately vest requires judgment, and to the extent actual or updated results differ from our current estimates, such amounts will be recorded in the period the estimates are revised. Black-Scholes requires the input of highly subjective assumptions, and other reasonable assumptions could provide differing results. Our determination of the fair value of stock-based awards on the date of grant using an option pricing model is affected by our stock price as well as assumptions regarding a number of highly complex and subjective variables. These variables include, but are not limited to, the expected life of the award and expected stock price volatility over the term of the award. Stock-based compensation expense is recognized immediately for immediately vested portions of the grant, with the remaining portions recognized on a straight-line basis over the applicable vesting periods based on the fair value of such stock-based awards on the grant date. Forfeiture rates have been estimated based on historical rates and compensation expense is adjusted for general forfeiture rates in each period. Starting in September 2014, we did not use historical forfeiture rates and did not apply a forfeiture rate as the historical forfeiture rate was not believed to be a reasonable estimate of the probability that the outstanding awards would be exercised in the future. Given the specific terms of the awards and the recipient population, we expect these options will all be exercised in the future.

Non-employee stock compensation expense is recognized immediately for immediately vested portions of a grant, with the remaining portions recognized on a straight-line basis over the applicable vesting periods. At the end of each financial reporting period prior to vesting, the value of the unvested stock options, as calculated using Black-Scholes, is re-measured using the fair value of our common stock, and the stock-based compensation recognized during the period is adjusted accordingly.

Net Loss per Common Share — Basic and diluted net loss per common share is computed by dividing the net loss by the weighted average number of common shares outstanding during the period. Diluted loss per share excludes the effect of common stock equivalents (stock options, unvested restricted stock, warrants and subscription investment units, convertible debt related shares) since such inclusion in the computation would be anti-dilutive. The following shares have been excluded:

	Year Ended December 31,
	2013	2014
Stock options outstanding	284,829	1,084,106
Warrants	17,017,601	21,212,813
Common shares underlying Series C convertible preferred stock	-	8,000,000
Total	17,302,430	30,296,919

Notes Payable — Notes payable are recorded under liabilities, classified into short and long term, depending on the principal due in the subsequent twelve months. Interest is either accrued or paid according to the terms of the notes. Costs associated with the issuance of debt, such as legal fees, are recorded as prepaid expenses and are amortized on a straight-line basis over the period to maturity of the debt.

Note amendments and changes must be analyzed for correct accounting application based on our financial condition and the changes in the debt instrument features and terms. For each note amendment, a series of analyses is performed to determine first whether the amendment was a troubled debt restructuring, as defined by conditions of default, our financial state and ability to repay loan, and whether the lender made a concession. If an amendment is not a troubled debt restructuring, then we perform a further analysis to determine if the amended terms are “substantially different” from the existing debt facility. The debt is considered extinguished if the present value of the cash flows under the terms of the new debt instrument is at least 10 percent different from the present value of the remaining cash flows under the terms of the original instrument. The new debt instrument is initially recorded at fair value, and that amount is used to determine the debt extinguishment gain or loss recognized and the effective rate of the new instrument. If it is determined that the original and new debt instruments are not substantially different, then a new effective interest rate is determined based on the carrying amount of the original debt instrument resulting from the modification, and the revised cash flows.  If the exchange or modification is to be accounted for in the same manner as a debt extinguishment and the new debt instrument is initially recorded at fair value, then the fees paid including the fair value of warrants issued are included in the debt extinguishment gain or loss.  If the exchange or modification is not to be accounted for in the same manner as a debt extinguishment, then the fees paid including the fair value of warrants issued are amortized as an adjustment of interest expense over the remaining term of the replacement or modified debt instrument using the interest method.

Income Taxes — Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in years in which those temporary differences are expected to be recovered or pledged. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Tax benefits in excess of stock-based compensation expense recorded for financial reporting purposes relating to stock-based awards will be credited to additional paid-in capital in the period the related tax deductions are realized. Our policy for recording interest and penalties associated with audits is to record such items as a component of loss before taxes.

We assess the likelihood that our deferred tax assets will be recovered from existing deferred tax liabilities or future taxable income. Factors we considered in making such an assessment include, but are not limited to, estimated utilization limitations of operating loss and tax credit carry-forwards, expected reversals of deferred tax liabilities, past performance, including our history of operating results, our recent history of generating tax losses, our history of recovering net operating loss carry-forwards for tax purposes and our expectation of future taxable income. We recognize a valuation allowance to reduce such deferred tax assets to amounts that are more likely than not to be ultimately realized. To the extent that we establish a valuation allowance or change this allowance, we would recognize a tax provision or benefit in the consolidated statements of operations. We use our judgment to determine estimates associated with the calculation of our provision or benefit for income taxes, and in our evaluation of the need for a valuation allowance recorded against our net deferred tax assets.